Press Release

Verint Introduces Three-Year Customer Engagement Financial Targets and Reviews its Cloud and Automation Strategy

Innovation Strategy and New Disclosures to be Reviewed in Webcast Today at 4:30pm ET

Verint Provides Details for Call to Review First Quarter Results on May 29th at 4:30pm ET

MELVILLE, N.Y., May 21, 2019 — Verint® Systems Inc. (NASDAQ: VRNT) published on its website presentation slides that discuss its cloud and automation strategy and provide three-year customer engagement financial targets. The new disclosures were made in connection with Verint’s Sell-Side Analyst Day, taking place at the company’s annual Customer Engagement user conference in Orlando, Florida. Verint’s automation and cloud strategy and new disclosures will be discussed during a webcast taking place today at 4:30pm ET. Verint is also providing details for its conference call to discuss first quarter results on May 29th at 4:30pm ET.
“Our cloud and automation strategy is clearly differentiating Verint and contributing to our strong momentum. To help investors understand how our financial model will evolve over time as we continue our cloud transition, we are providing new long-term financial metrics. These metrics include three-year targets for revenue, cloud and recurring revenue and margins. We look forward to discussing our growth strategy and long-term targets both during today’s webcast and during our first quarter conference call next week,” said Dan Bodner, Verint’s CEO.
Details for Today’s Cloud and Automation Strategy Webcast
Today, May 21st at 4:30pm ET, Verint management will review the company’s customer engagement cloud and automation growth strategy and review its new disclosures, including three-year customer engagement financial targets. The webcast, including slides, will be available live, and as a replay, on Verint’s Investor Relations webcast page. Participants may also use the following dial-in information to access the live call: (844) 309-0615 (United States and Canada) and (661) 378-9462 (International) and passcode 2974308.
Details for Call to Review Q1 Results on May 29th
Verint will conduct a conference call on Wednesday, May 29, 2019 at 4:30 p.m. ET to review its first quarter financial results (for the quarter ended April 30, 2019) and discuss its outlook. An earnings press release will be issued after the market closes on May 29th.
A real-time webcast of the conference call with presentation slides will be available on Verint’s Investor Relations webcast page. The conference call can also be accessed live, and as a replay, via telephone at (844) 309-0615 (United States and Canada) and (661) 378-9462 (International). The passcode is 8290147. Please dial in 5-10 minutes prior to the scheduled start time.
About Verint Systems Inc.
Verint® (Nasdaq: VRNT) is a global leader in Actionable Intelligence® solutions with a focus on customer engagement optimization and cyber intelligence. Today, over 10,000 organizations in more than 180 countries—

including over 85 percent of the Fortune 100—count on intelligence from Verint solutions to make more informed, effective and timely decisions. Learn more about how we’re creating A Smarter World with Actionable Intelligence® at www.verint.com.

This press release contains “forward-looking statements,” including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of risks, uncertainties and assumptions, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. For a detailed discussion of these risk factors, see our Annual Report on Form 10-K for the fiscal year ended January 31, 2019, and other filings we make with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release and, except as required by law, Verint assumes no obligation to update or revise them or to provide reasons why actual results may differ.

VERINT, ACTIONABLE INTELLIGENCE, THE CUSTOMER ENGAGEMENT COMPANY, NEXT IT, FORESEE, OPINIONLAB, KIRAN ANALYTICS, TERROGENCE, SENSECY, CUSTOMER ENGAGEMENT SOLUTIONS, CYBER INTELLIGENCE SOLUTIONS, EDGEVR, RELIANT, VANTAGE, STAR-GATE, SUNTECH, and VIGIA are trademarks or registered trademarks of Verint Systems Inc. or its subsidiaries. Other trademarks mentioned are the property of their respective owners.

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Investor Relations Contact:

Alan Roden
Verint Systems Inc.
(631) 962-9304
alan.roden@verint.com